                               Bernard Chaus, Inc.
                               800 Secaucus Road
                          Secaucus, New Jersey 07094



                                                           February 4, 1997



BNY Financial Corporation
1290 Avenue of the Americas
New York, New York  10036

Gentlemen:

     Reference is made to the Restated and Amended Financing Agreement dated as of February 21, 1995 (as same has been amended, supplemented or otherwise modified, from time to time, the "Financing Agreement") by and between Bernard Chaus, Inc. ("Borrower") and BNY Financial Corporation ("Lender"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

     Borrower has failed to comply with the provisions of Sections 9(a)(vi) and 9(a)(xvii) of the Financing Agreement for the second quarter of fiscal year 1997 comprising the period from October 1, 1996 through and including December 31, 1996 (the "Period") by failing to maintain: (i) Tangible Net Worth for the Period not less than ($19,100,000) and (ii) Maximum Permitted Loss for the Period not greater than $4,000,000.

     Without in any way limiting any other rights of Lender under the Financing Agreement, by signing below Lender agrees that Borrower's violation of the (i) Tangible Net Worth covenant contained in Section 9(a)(vi) of the Financing Agreement and (ii) Maximum Permitted Loss covenant contained in
Section 9(a)(xvii) of the Financing Agreement, each only as respects the Period, is hereby waived, but only to the extent that the actual covenant calculations to be prepared by Borrower do not reflect in any case breaches by the Borrower of a magnitude greater than as reflected by the estimated covenant calculations as prepared by Borrower and as attached hereto as
Exhibit 1.

     Except as expressly waived or otherwise specifically provided herein, all of the representations, warranties, terms, covenants and conditions of the Financing Agreement shall remain unamended and unwaived and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly waived herein and shall not be deemed a waiver of, amendment of, consent to or modification of any other term or provision of




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the Financing Agreement or of any transaction or future action on the part of
Borrower requiring Lender's consent under the Financing Agreement.

     This letter shall become effective upon receipt by Lender (i) four (4) copies of this Waiver Letter executed by Borrower and agreed to by Josephine Chaus as guarantor and (ii) the $23,000 waiver fee, which may be charged to Borrower's loan account with Lender simultaneously with Lender's execution below.

     This letter may be signed in one or counterparts, each of which taken together shall constitute one and the same agreement.

                                                     Very truly yours

                                                     BERNARD CHAUS, INC.


                                                     By: /s/ Wayne Miller
                                                     Its: CFO


AGREED AND ACKNOWLEDGED:


/s/ Josephine Chaus
         JOSEPHINE CHAUS


AGREED AND ACKNOWLEDGED:

BNY FINANCIAL CORPORATION


By: /s/ Andrew Rogow
Its: SVP



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                                                                     Exhibit 1

                              BERNARD CHAUS, INC.
                             COVENANT CALCULATION
                        QUARTER ENDED DECEMBER 31, 1996


Tangible Net Worth
------------------

   As calculated:          Equity                                 ($44,504,000)
                           Subordinated debt                        24,957,000
                           Goodwill & intangible assets                      0
                                                                  -------------
                           Calculated Tangible Net Worth          ($19,547,000)
                                                                  =============

   Minimum required:
                           Tangible Net Worth                     ($19,100,000)
                                                                  =============

Working Capital
---------------

   As calculated:
                           Current Assets                          $26,970,000
                           Current Liabilities                      49,104,000
                                                                  -------------
                           Working Capital                        ($22,134,000)
                                                                  =============

   Minimum required:
                           Working Capital Minimum                 $22,500,000)
                                                                  =============

Net Loss
--------

   As calculated:                                                   $4,268,000
                                                                  =============

   Minimum required loss:                                           $4,000,000
                                                                  =============





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                                   EXHIBIT I

                                     CHAUS


                                                              January 31, 1997




Mr. Andy Rogow
BNY FINANCIAL CORPORATION
1290 Avenue of the Americas, 3rd Floor
New York, NY  10104


RE:  FINANCING AGREEMENT BETWEEN US, ORIGINALLY EXECUTED BY
     YOU ON SEPTEMBER 24, 1991, AS RESTATED AND AMENDED
     EFFECTIVE AS OF JULY 1, 1992, AS AMENDED AND SUPPLEMENTED
     AS OF FEBRUARY 21, 1993, AND AS RESTATED AND AMENDED
     SEPTEMBER 17, 1996 (THE "FINANCING AGREEMENT")


Dear Andy:

     As detailed by the attached calculations, Bernard Chaus, Inc. is not in compliance with the following covenants:

     9(a)(vi)   Our "Tangible Net Worth" is greater than $(19.1) million.
     --------

     9(a)(xvii) Our "Maximum Permitted Loss" for the quarter is greater that
     --------
                $4.0 million.

     We hereby request a waiver of gross revenues for the second quarter of fiscal year 1997, the period from October 1, 1996 through and including December 31, 1996. Thank you in advance for your cooperation and assistance in this matter.

                                                 Very truly yours,

                                                 BERNARD CHAUS, INC.

                                                 /s/  Wayne Miller
                                                 Wayne E. Miller
                                                 Chief Financial Officer

WEM:mj